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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Introgen Therapeutics, Inc.'s previously filed Registration Statements on Form S-8 (Registration No's: 333-58648, 333-59826 and 333-82122) dated April 10, 2001, April 30, 2001 and February 4,
2002.


/s/ Arthur Andersen LLP

Austin, Texas
March 12, 2002